Exhibit 99.1

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Robert T. Brady, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended September 28, 2002 of Moog Inc. (the Company) fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 16, 2002

/s/ Robert T. Brady
Robert T. Brady
Chief Executive Officer

I, Robert R. Banta, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended September 28, 2002 of Moog Inc. (the Company) fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 16, 2002

/s/ Robert R. Banta
Robert R. Banta
Chief Financial Officer